UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 4, 2021

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40423	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2121 RDU Center Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EXTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On November 4, 2021, Extreme Networks, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). There were 129,709,947 shares entitled to be voted and 115,619,126 shares were voted in person or by proxy at the Annual Meeting.

(b) The following proposals were considered and voted on by the stockholders at the Annual Meeting and the results below were certified by the Inspector of Elections:

Proposal 1 - The following seven director nominees were elected for a one-year term:

	For	Withheld	Broker Non-Votes
Charles P. Carinalli	94,501,120	3,802,311	17,315,695
Kathleen M. Holmgren	95,486,015	2,817,416	17,315,695
Rajendra Khanna	97,341,781	961,650	17,315,695
Edward H. Kennedy	97,272,370	1,031,061	17,315,695
Edward B. Meyercord	96,925,505	1,377,926	17,315,695
John C. Shoemaker	84,952,375	13,351,056	17,315,695
Ingrid J. Burton	95,486,448	2,816,983	17,315,695

Proposal 2 – The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

	For	Against	Abstain	Broker Non-Votes
Votes	89,375,677	8,262,486	665,268	17,315,695

Proposal 3 - The appointment of Grant Thornton LLP as independent auditors for the Company for the fiscal year ending June 30, 2022 was ratified:

	For	Against	Abstain
Votes	114,799,553	154,817	664,756

Proposal 4 – Approval of our Amended and Restated Tax Benefit Preservation Plan:

	For	Against	Abstain	Broker Non-Votes
Votes	90,300,314	7,434,181	568,936	17,315,695

Proposal 5 – Approval of the Amended and Restated 2014 Employee Stock Purchase Plan:

	For	Against	Abstain	Broker Non-Votes
Votes	96,809,340	920,982	573,109	17,315,695

Proposal 6 – Approval of Amendment and Restatement of Amended and Restated 2013 Equity Incentive Plan:

	For	Against	Abstain	Broker Non-Votes
Votes	69,043,964	28,604,635	654,832	17,315,695

Proposal 7 – Stockholder proposal regarding simple majority voting was approved:

	For	Against	Abstain	Broker Non-Votes
Votes	86,685,809	10,895,616	722,006	17,315,695

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2021

EXTREME NETWORKS, INC.

By:	/s/ KATAYOUN (“KATY”) MOTIEY
Katayoun (“Katy”) Motiey
Chief Administrative and Sustainability Officer